Exhibit 99.3

EQUIPMENT LEASE

This Equipment Lease (this “Lease”) is made and entered into this 5th day of March, 2010 by and between CIRTRAN CORPORATION (“Lessor”), and KATANA ELECTRONICS, LLC, a Utah limited liability company (“Lessee”).

RECITALS

A.          Lessor owns (or has the legal right to use) all the equipment, machinery and furniture used in connection with electronic assembly, cabling and harnessing attached hereto as Exhibit A (the “Equipment”).

B.           Subject to the terms and conditions of this Lease, Lessor desires to lease to and provide possession to Lessee of the Equipment for Lessee to use in connection with its business.

C.           Subject to the terms and conditions of this Lease, Lessee desires to lease and take possession of the Equipment for use in its business.

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

1.           Lease. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Equipment.

2.           Lease Term. The term of this Agreement, shall be for a period commencing on March 1, 2010 and ending on April 30, 2010 (the “Initial Term”).  Upon termination of the Initial Term, this Agreement shall automatically renew on a month-to-month basis (the “Renewal Terms”) unless terminated by either party by delivering written notice to the other party at least thirty (30) days prior to the end of the then existing term.  The Renewal Terms, if any, together with the Initial Term are collectively referred to hereinafter as the “Term”.

3.           Lease Payments.  In consideration for the leasing of the Equipment, Lessee shall pay Lessor a lease payment of One Thousand Dollars ($1,000) per month during the Term, payable in arrears on the last day of each calendar month.

4.           Condition of the Equipment. Lessor and Lessee have examined the Equipment and stipulate, represent and warrant that the Equipment is, at the date of this Lease, in good repair, and that no representation as to the condition or repairs thereof have been made by Lessor prior to at the execution of this Lease that are not herein expressed or endorsed herein.

5.           Alterations and Improvements.  Lessee shall make no alterations, additions, or improvements to the Equipment without the prior written consent of the Lessor. All alterations and additions shall remain as part of the Equipment unless Lessor shall otherwise elect.

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6.           Use and Preservation of the Equipment. Lessee shall use the Equipment solely for the purpose of conducting its electronic assembly, cabling and harnessing business and shall not allow any other use.  Lessee shall use the Equipment in a careful and proper manner, shall comply with all applicable laws and regulations in the conduct of its business, and shall maintain the Equipment in good repair and condition.  Lessee agrees that the Equipment will be returned to Lessor at the end of the Term in the same appearance and condition as when received, ordinary wear and tear excepted, by making the Equipment available at Lessee’s business location during normal business hours for Lessor to pick-up at Lessor’s expense.  Any Equipment not picked-up, or for which pick-up arrangement have not been made, within thirty (30) days following the end of the Term shall be deemed, without any further action of the Lessor, to be abandoned, and conveyed and assigned, to Lessee without any consideration being paid to Lessor.

7.           No Assignment or Subletting.  Lessee shall not sublet the Equipment or any part thereof or assign this Lease without the prior written approval of the Lessor, which approval shall not be unreasonably withheld.

8.           Insurance.  Lessee shall be responsible for insuring the Equipment and carrying liability insurance and shall name Lessor as an additional insured on any such policy.

9.           Default.  If Lessee is in default under any of the material terms of this Lease, Lessor shall give Lessee five (5) days written notice (a “Default Notice”) to cure such default, which Default Notice is intended to be a waiver of any statutory requirement for notice.  If Lessee fails to cure the default within five (5) days (the “Cure Period”) from the Default Notice, Lessor may, at Lessor’s option, declare the entire balance of lease payments hereunder to be immediately due and payable and may exercise any and all rights and remedies available to Lessor at law or in equity or may immediately terminate this Lease.

10.         Notices.  In the event notice is required by the terms of this Lease Agreement, it shall be in writing and shall be deemed delivered: (a) two (2) days after sent by United States certified mail, return receipt requested; or (b) the same day notice is sent by electronic facsimile transmission if made by 5:00 p.m local time or one day after being sent by facsimile transmission if made after 5:00 p.m

11.         Damage or Destruction.  If the Equipment is damaged or destroyed, Lessor shall have no obligation under this Lease or otherwise, to repair or replace it, and as to any portion of the Equipment that is damaged or destroyed, this Lease shall automatically terminate.

12.         Lessor’s Right of Inspection.  At all times during Lessee's business hours, Lessor shall have the right to enter the premises where the Equipment is located for the purpose of inspecting the Equipment.

13.         UCC Filing.  Lessee hereby authorizes Lessor to file a UCC-1 or other appropriate form with the Utah Department of Commerce in order to protect Lessor’s interest in the Equipment.

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14.         Indemnity.  Lessee shall protect, defend, indemnify and hold harmless Lessor from any and all liability, damages, liabilities, claims, proceedings, actions, demands and costs (including reasonable attorneys’ fees) resulting, directly or indirectly, from Lessee’s use of the Equipment in the operation of its business.

15.         Limitation of Warranties.  LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATION, WARRANTY, OR COVENANT, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION OF THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS AND THAT LESSEE ACCEPTS THE EQUIPMENT “AS IS” AND “WITH ALL FAULTS.”  Lessor shall not be liable to Lessee for any liability, loss, or damage caused directly or indirectly by the Equipment, by any inadequacy thereof or defect therein, or by any incident in connection therewith.

16.         Binding Effect. The terms and conditions of this Lease Agreement shall extend to and be binding upon the parties hereto, and the heirs, executors, legal representatives, successors and assigns of the parties hereto.  This Agreement contains the entire agreement between the parties and any executory agreement hereafter made between the parties shall be ineffective to waive, modify, change, release, discharge, terminate or effect an abandonment of this Agreement, in whole or in part, unless such executory agreement is in writing, and signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or the effecting of an abandonment is sought.

17.         Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Utah.

18.         Attorneys’ Fees.  In the event of any suit, action, or proceeding brought by any party for a breach of any term hereof, or to enforce any provision hereof, the prevailing party shall be entitled to reasonable attorneys’ fees in addition to court costs and other expenses of litigation in said action or proceeding.  For purposes of this Agreement, “prevailing party” includes, without limitation, a party who agrees to dismiss an action or proceeding upon the other’s payment of the sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought.

19.         Severability.  If any provision of this Lease Agreement shall be held invalid and unenforceable, the remaining provisions shall, nevertheless, remain unaffected and continue in full force and effect as valid and enforceable.

[SIGNATURES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement on the date first above written.

“LESSOR”

CIRTRAN CORPORATION

By: _____________________________________
Name: Iehab Hawatmeh
Title: President

“LESSEE”

KATANA ELECTRONICS, LLC
a Utah limited liability company

By: _____________________________________
Name: Shaher Hawatmeh
Title: Manager

SIGNATURE PAGE
TO THE EQUIPMENT LEASE

EXHIBIT A

EQUIPMENT

SMT
	LINE 1	SCREENPRINTER	MPM	SP200	SP-1
		GLUE MACH	FUJI	GL
		PICK-N-PLACE	FUJI	CPIII	CP-1

		WASH	VITRONICS
		CONVEYORS	QTY: 2
	LINE 2	SCREENPRINTER	MPM	SPM/AV
		PICK-N-PLACE	FUJI	CPIII	CP-3
		PICK-N-PLACE	TYCO/QUAD	QSP-2 PLUS
		OVEN	VITRONICS	UNITHERM SMR-800 (8 HEAT & 2 COOL)
		CONVEYORS	QTY: 1
LINE 3

		PICK-N-PLACE	FUJI	IP
	MISC	X-RAY	INSITE
		DRYING OVEN	VWR	1370F (SUBSIDIARY OF UNIVAR)
		MICROSCOPE	QTY: 4 (ENTIRE FLOOR)
		SOLDER IRON	QTY: 4
		DESKS	QTY: 4
		FILE CABINETS	QTY: 2
		SHELF	QTY: 4
		SCREEN RACK	QTY: 4
		ROLLER RACK	48X18	QTY: 1
			36X18	QTY: 1
		TABLE	72X36	QTY: 3
			72X30	QTY: 5
			48X30	QTY: 2
			60X30	QTY: 1
			24X24	QTY: 3
THRU-HOLE
		TABLE	96X36	QTY: 10
			72X36	QTY: 6
			48X30	QTY: 15
			72X30	QTY: 1
			60X30	QTY: 1
		DESK	QTY: 2
		FILE CABINET	QTY: 8
		CABINET	QTY: 1
		SHELF	QTY: 6
		ROLLER RACK	48X18	QTY: 3
			36X18	QTY: 3
		SLIDELINE	20FT X 6FT	4 STATION ON EACH SIDE

AXIAL PREP	MANUAL
IC	SEMI POWERED
SOLDER IRON	QTY: 13
CABLE
TABLE	96X36	QTY: 9
	72X30	QTY: 5
	60X30	QTY: 2
	120X36	QTY: 1
	54X30	QTY: 1
	4X30	QTY: 1
	60X36	QTY: 32
	72X36	QTY: 2
EPOXY GUN (PNEUMATIC)	QTY: 1
BARRELL TILT (MANUAL)	QTY: 2
DESK	QTY: 2
FILE CABINET	QTY: 2
SHELF	QTY: 14
PALLET RACK	QTY: 4
WORK BENCH/TABLE	20FT X 5FT	4 STATION ON EACH SIDE
CART/RACK (TO HOLD WIRE)	QTY: 4
ROLLER RACK	48X18	QTY: 6
SOLDER IRON	QTY: 12
INJECTION MACHINE
ROTARY TABLE INJECTION	QTY: 1
MORGAN, VERTICLE	QTY: 1
NEWBURY, SHUTTLE	QTY: 1
PINNING MACHINE
SCHLENUGER	UNICRIMP 200	QTY: 1
SCHLENUGER	UNICRIMP 200	QTY: 1
AMP	GTM	QTY: 1
MOLEX	TM 40	QTY: 1
STRIPPING MACHINE, WIRE
SCHLEUNIGER	2015	QTY: 2
SCHLEUNIGER	JS 8300	QTY: 1
CUTTING/STRIPPING MACHINE
SCHLEUNIGER	PS 9500	QTY: 1
FIBER OPTIC
SCHLEUNIGER	OC 3950	QTY: 1
SCHLEUNIGER	CP 1250	QTY: 1
PRE-FEEDER
SCHLEUNIGER	1100	QTY: 1
SCHLEUNIGER	2000	QTY: 1
TEST
WIRE TESTER
CIRRIS	1100H+
CIRRIS	1100H+
CIRRIS	1100H+
CIRRIS	1000
CIRRIS	2000

	TABLE	96X36	QTY: 8
		60X36	QTY: 5
		72X36	QTY: 1
	FILE CABINET		QTY: 2
	CABINET		QTY: 2
	SHELF		QTY: 3
	SOLDER IRON		QTY: 4
WAVE SOLDER
	STRECKFESS		10FT X 5FT
	WASH	VITRONICS	15FT X 18IN CONVEYOR

	OVEN	GRIEVE	6FT X 42IN
	TABLE	48X30	QTY: 2
	RACK/SHELF		QTY: 4
STOCK ROOM/SHIP/RECV
	DESK	QTY: 7
	TABLE	96X36	QTY: 1
		36X24	QTY: 2
		60X30	QTY: 2
	FILE CABINET		QTY: 8
SHELF
		PALLET RACK	QTY: 13
		36W X 24D X 96H	QTY: 104
		48W X 24D X 96H	QTY: 1
		48W X 24D X 84H	QTY: 18
		96W X 30D X 84H	QTY: 1
		48W X 24D X 72H	QTY: 3
		48W X 18D X 72H	QTY: 5
DOC CONTRL
	FILE CABINET		QTY: 7
	DESK		QTY: 2

QC
	FILE CABINET		QTY: 4
	DESK		QTY: 1
	TABLE	60X30	QTY: 30
		48X30	QTY: 1
	SHELF		QTY: 6
		SHORT	QTY:6
FLOOR
WORK BENCH
		60X30	QTY: 3
AIR COMPRESSOR
GARDNER/DENVER
		EBHQJC 1996	QTY: 1
OFFICE FURNITURE
SHAHER'S ENTIRE OFFICE SETTING
		DESK	QTY: 1
		SMALL CABINET	QTY: 1

WALL UNIT	QTY: 1
COUCH	QTY: 1
LOVE SEAT	QTY: 1
CHAIR	QTY: 3
TABLE	QTY: 1
GLOBE	QTY: 1
COMPUTER	QTY: 1
PRINTER	QTY: 1
PLANT	QTY:
WALL DECORATION, MISC	QTY:
	TABLE AND WALL UNIT DECORATIONS, MISC	QTY:
BOB/EARL'S ENTIRE OFFICE SETTING
DESK	QTY: 4
FILE CABINET	QTY: 10
CHAIR	QTY: 10
TABLE	QTY: 1
BOOKSHELF	QTY: 2
MALCOLM'S ENTIER OFFICE SETTING
DESK	QTY: 2
FILE CABINET	QTY: 4
CHAIR	QTY: 5
BOOKSHELF	QTY: 2
CREDENSA	QTY: 1
MAINTENANCE
ALL MAINTENANCE SUPPIES AND TOOLS
SPARE EQUIPMENT PARTS, DESKS, TABLES, CABINETS, TOOLBOXES, TOOLS ETC.
WATER FILTRATION SYSTEM
STORAGE TANK	QTY: 1
RO FILTER	QTY: 9
PUMP	QTY: 2
ACCUMULATOR	QTY: 1
CONTROLLER	QTY: 1
WATER SOFTENER	QTY: 1
LOCKERS, EMPLOYEE
6H X 3W	QTY: 5
5H X 3W	QTY: 3